UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008

GTx, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50549	62-1715807
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)
3 N. Dunlap Street
Van Vleet Building
Memphis, Tennessee 38163
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (901) 523-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.6

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On April 30, 2008, the Board of Directors (the “Board”) of GTx, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Kenneth S. Robinson, M.D., to the Board effective as of May 1, 2008, to serve as a Class I director with a term to expire at the Company’s 2011 Annual Meeting of Stockholders and until such time as his successor is duly elected and qualified, or until his earlier death, resignation or removal. Dr. Robinson was elected by the Board to fill the vacancy caused by the expiration of the term of Andrew M. Clarkson at the Company’s 2008 Annual Meeting of Stockholders (the “2008 Annual Meeting”). Dr. Robinson was also named as a member of the Nominating and Corporate Governance Committee, effective immediately upon his election to the Board.
Upon his election, Dr. Robinson was granted a nonstatutory stock option to purchase 10,000 shares of the Company’s Common Stock (the “Initial Grant”) under the GTx, Inc. Amended and Restated 2004 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”), with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant. The shares subject to the Initial Grant vest in a series of three successive equal annual installments measured from the date of grant, such that the Initial Grant will be fully vested on the three year anniversary of the date of grant, subject to Dr. Robinson’s Continuous Service (as defined in the Directors’ Plan). Notwithstanding the foregoing, the vesting of the Initial Grant may be subject to acceleration under terms of the Directors’ Plan in connection with certain corporate transactions, including in connection with a change in control of the Company. As a non-employee director, Dr. Robinson will also be entitled to receive annual grants (currently comprised of a stock option grant for 8,000 shares of the Company’s Common Stock) under the Directors’ Plan in connection with each annual meeting of the Company’s stockholders, which such annual grants vest in a series of three successive equal annual installments measured from the date of grant, subject to acceleration as set forth above.
Dr. Robinson will also be entitled to receive a retainer paid in quarterly increments based on an annualized rate of $20,000 a year and $1,500 for each meeting of the Board (and its committees) for which Dr. Robinson is in attendance, and $750 per telephonic meeting, payable quarterly in arrears. As a non-employee director, Dr. Robinson will be eligible to defer all or a portion of his fees under the Company’s Directors’ Deferred Compensation Plan (the “Deferred Plan”). Deferrals under the Deferred Plan can be made into a cash account, a stock unit account, or a combination of both. Deferrals into a cash account accrue interest at the prime rate of interest announced from time to time by a local bank utilized by the Company, and deferrals into a stock account accrue to the deferring director rights in shares of the Company’s Common Stock equal to the cash compensation then payable to the director for his or her Board service divided by the then current fair market value the Company’s Common Stock. Under the Deferred Plan, a non-employee director may elect to receive a distribution of amounts credited to such cash or stock unit accounts on a date selected by the director at the time of the election or in connection with his or her retirement or separation from the Board. Stock unit accounts will be paid out in the form of the Company’s Common Stock, except that any fractional shares will be paid out in cash valued at the then current market price of the Company’s Common Stock. Cash accounts and stock unit accounts under the Deferred Plan are credited with interest or the value of any cash and stock dividends, as applicable. Non-employee directors are fully vested in any amounts that they elect to defer under the Deferred Plan.
The Company intends to enter into its standard form of indemnification agreement with Dr. Robinson (the “Indemnity Agreement”). The Indemnity Agreement provides, among other things, that the Company will indemnify Dr. Robinson, under the circumstances and to the extent provided for therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his service to the Company as a director, and otherwise to the fullest extent under applicable law.
(e) On April 30, 2008, at the 2008 Annual Meeting, the stockholders approved the GTx, Inc. 2004 Equity Incentive Plan (the “2004 Equity Plan”), as amended. On March 6, 2008, the Board approved certain amendments to the 2004 Equity Plan (the “Plan Amendments”), the effectiveness of which were subject to stockholder approval, to permit the Company to continue to grant stock options that satisfy the requirements for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Plan Amendments provide that no employee may be granted stock options and/or stock appreciation rights under the 2004 Equity Plan covering more than 1,000,000 shares in any calendar year so that, for purposes of Section 162(m) of the Code, stock options granted (and stock appreciation rights, if granted) after the 2008 Annual Meeting under the 2004 Equity Plan will be eligible to qualify for full tax deductibility by the Company under Section 162(m) of the Code. The 2004 Equity Plan, as amended by the Plan Amendments (the “Amended 2004 Equity Plan”), is otherwise identical to the 2004 Equity Plan in effect prior to the Plan Amendments.
A more detailed summary of the Plan Amendments and the terms of the Amended 2004 Equity Plan is set forth in the Company’s definitive proxy statement for the 2008 Annual Meeting, filed with the Securities and Exchange Commission (the “Commission”) on March 12, 2008 (the “Proxy Statement”). The foregoing summary and the summary in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Amended 2004 Equity Plan, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.6	GTx, Inc. 2004 Equity Incentive Plan, as amended.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTx, Inc.
Dated: May 6, 2008	By:	/s/ Henry P. Doggrell
Henry P. Doggrell,
Vice President, General Counsel/Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.6	GTx, Inc. 2004 Equity Incentive Plan, as amended.